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Exhibit 99.5
                               TRUSTEE'S DISTRIBUTION STATEMENT

                               TO THE HOLDERS OF:           97-BELLSOUTH-1
                               The Bank of New York, as Trustee under the
                               Corporate Bonds Backed Certs.
                               Class A-1 Certificates
                               CUSIP NUMBER:                219-87H-AL9

in accordance with the Standard Terms and Conditions of Trust, The Bank of
New York, as trustee submits the following cash basis statement for the period
ending :                                                       January 17, 2000

INTEREST ACCOUNT
Balance as of                 July 15, 1999                                   0
      Schedule Income received on securities..................          1780000
      Unscheduled Income received on securities...............                0
      Schedule Interest received from Swap Counterparty.......                0
      Unscheduled Interest received from Swap Counterparty....                0
      Interest Received on sale of Securties...............                   0
LESS:
      Distribution to Beneficial Holders.............          1215118
      Distribution to Swap Counterparty..............                0
      Trustee Fees...................................             2250
      Fees allocated for third party expenses.....                 750
Balance as of              January 17, 2000       Subtotal               561882


PRINCIPAL ACCOUNT
Balance as of                 July 15, 1999                                   0
      Scheduled Principal payment received on securities......                0
      Principal received on sale of securities.........                       0
LESS:
      Distribution to Beneficial Holders.................       561882
      Distribution to Swap Counterparty..................            0
Balance as of              January 17, 2000       Subtotal               561882
                                                  Balance                     0
                   UNDERLYING SECURITIES HELD AS OF:  January 17, 2000

Principal                              Title of Security
Amount                                 LEHMAN CORP BD-BACKED CERTIFICATES
            50000000                   CUSIP# : 079-857-AF5